EXHIBIT 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND
PRINCIPAL ACCOUNTING OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, J. Leonard Ivins, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Interactive Therapeutics, Inc. on Form 10-QSB for the quarterly period ended December 31, 2005, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form 10-QSB fairly presents in all material respects the financial condition and results of operations of Interactive Therapeutics, Inc.

INTERACTIVE THERAPEUTICS, INC.

Date: May 25, 2006	By:	/s/ J. Leonard Ivins
J. Leonard Ivins
Chief Executive Officer and Principal Accounting Officer